Moerus Worldwide Value Fund

a Series of Northern Lights Fund Trust IV

Class N Shares - MOWNX

Institutional Class Shares - MOWIX

Supplement dated September 18, 2017 to the

Statement of Additional Information (“SAI”) dated March 29, 2017

_____________________________________________________________

The following replaces the disclosure in the sub-section Ownership of Securities in the section Portfolio Manager on page 37-38 of the SAI.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in shares of the Fund as of November 30, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Moerus Worldwide Value Fund
Amit Wadhwaney	Over $1,000,000